SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: March 7, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-4)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-4. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-4 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-4 REMIC Pass-Through Certificates.

      On March 28, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before March 1, 2001) as of March 1, 2001 of $453,660,173.97. The Mortgage Loans that are Relocation
Loans, the "Relocation Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before March 1, 2001) as of March 1, 2001 of $68,316,668.76 and the Mortgage Loans that are not Relocation Loans, the "Regular Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before March 1, 2001) as of March 1, 2001 of $385,343,505.21. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Regular Mortgage Loans and Relocation Mortgage Loans as of March 1, 2001 was 914 and 173, respectively. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Regular Mortgage Loans and Relocation Mortgage Loans as of March 1, 2001 was 7.534% and 7.268%, respectively. The weighted average remaining term to stated maturity of the Regular Mortgage Loans and Relocation Mortgage Loans as of March 1, 2001 was 358.02 months and 357.89 months, respectively. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Regular Mortgage Loans or the Relocation Mortgage Loans were originated prior to June 1, 1999 and January 1, 2000, respectively, or after March 1, 2001. The weighted average original term to stated maturity of the Regular Mortgage Loans and Relocation Mortgage Loans as of March 1, 2001 was 359.56 and 360 months, respectively.

      None of the Mortgage Loans has a scheduled maturity later than March 1, 2031. Each Regular Mortgage Loan and Relocation Mortgage Loan had an original principal balance of not less than $75,000 and $277,750, respectively, nor more than $1,047,000 and $700,000, respectively. Regular Mortgage Loans and Relocation Mortgage Loans having an aggregate Adjusted Balance of $15,557,538 and $6,619,154, respectively, as of March 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Regular Mortgage Loans and Relocation Mortgage Loans as of March 1, 2001 was 71.5% and 74.7%, respectively. No more than $2,586,985 and $1,807,312, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) and 100%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Regular Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Regular Mortgage Loans or of the aggregate Adjusted Balance of the Relocation Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Relocation Mortgage Loans.

      At least 99% and 55%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 1% and 45%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 34% and 3%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Regular Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 4;

      2.    such loans have an aggregate Adjusted Balance of $1,449,473;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 79.9%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 99.9%.

      Regular Discount Mortgage Loans will consist of Regular Mortgage Loans with Net Note Rates (NNRs) less than 7.000%. Regular Premium Mortgage Loans will consist of Regular Mortgage Loans with NNRs greater than or equal to 7.000%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans were $61,877,807 and $323,465,699, respectively. The weighted average Note Rates of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans, as of the Cut-off Date, were 6.930% and 7.650%, respectively. The weighted average remaining terms to stated maturity of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans, as of the Cut-off Date, were 358.24 months and 357.98 months, respectively.

      Relocation Discount Mortgage Loans will consist of Relocation Mortgage Loans with NNRs less than 6.500%. Relocation Premium Mortgage Loans will consist of Relocation Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans were $6,557,522 and $61,759,147, respectively. The weighted average Note Rates of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans, as of the Cut-off Date, were 6.604% and 7.338%, respectively. The weighted average remaining terms to stated maturity of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans, as of the Cut-off Date, were 359.22 months and 357.74 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of March 1, 2001.


                 YEARS OF ORIGINATION OF REGULAR MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

1999                                 2                         $589,238

2000                               434                     $175,733,150

2001                               478                     $209,021,117


Total                              914                     $385,343,505
                                   ===                     ============


              YEARS OF ORIGINATION OF RELOCATION MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                               119                      $47,303,023

2001                                54                      $21,013,646


Total                              173                      $68,316,669
                                   ===                      ===========

              TYPES OF DWELLINGS SUBJECT TO REGULAR MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    837                     $355,878,051

Multi-family Dwellings*              2                         $804,351

Townhouses                          20                       $7,520,444

Condominium Units (one to four      29                      $10,605,548
stories high)

Condominium Units (over four        12                       $5,461,250
stories high)

Cooperative Units                   13                       $4,531,996

Leasehold                            1                         $541,865


Total                              914                     $385,343,505
                                   ===                     ============


-----------

*   Multi-family dwellings are 2-family


             TYPES OF DWELLINGS SUBJECT TO RELOCATION MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    166                      $66,070,743

Townhouses                           3                       $1,008,616

Condominium Units (one to four       2                         $628,806
stories high)

Condominium Units (over four         1                         $323,721
stories high)

Cooperative Units                    1                         $284,783


Total                              173                      $68,316,669
                                   ===                      ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO REGULAR MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           912                     $384,539,154

2-family                             2                         $804,351


Total                              914                     $385,343,505
                                   ===                     ============


      NUMBER OF UNITS IN DWELLINGS SUBJECT TO RELOCATION MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           173                      $68,316,669


Total                              173                      $68,316,669
                                   ===                      ===========

                         SIZE OF REGULAR MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   1                          $73,827

$150,000 through $199,999            2                         $388,085

$200,000 through $249,999            0                               $0

$250,000 through $299,999           79                      $23,111,243

$300,000 through $349,999          244                      $79,957,656

$350,000 through $399,999          194                      $73,219,464

$400,000 through $449,999          129                      $54,955,459

$450,000 through $499,999           82                      $39,535,968

$500,000 through $549,999           54                      $28,431,378

$550,000 through $599,999           37                      $21,422,323

$600,000 through $649,999           42                      $26,745,822

$650,000 through $699,999           34                      $23,273,119

$700,000 through $749,999            3                       $2,149,471

$750,000 through $799,999            2                       $1,598,119

$800,000 through $849,999            1                         $820,000

$850,000 through $899,999            1                         $872,032

$900,000 through $949,999            3                       $2,787,342

$950,000 through $999,999            5                       $4,955,197

$1,000,000 and over                  1                       $1,047,000


Total                              914                     $385,343,505
                                   ===                     ============

                        SIZE OF RELOCATION MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$249,999 and under                   1                         $238,926

$250,000 through $299,999           25                       $7,266,772

$300,000 through $349,999           41                      $13,283,095

$350,000 through $399,999           44                      $16,490,383

$400,000 through $449,999           27                      $11,583,727

$450,000 through $499,999           13                       $6,180,238

$500,000 through $549,999            7                       $3,685,522

$550,000 through $599,999            4                       $2,297,167

$600,000 through $649,999            5                       $3,192,680

$650,000 and over                    6                       $4,098,159


Total                              173                      $68,316,669
                                   ===                      ===========

              DISTRIBUTION OF REGULAR MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.125% - 6.500%                     11                       $4,260,063

6.501% - 7.000%                     90                      $39,361,572

7.001% - 7.500%                    374                     $158,871,922

7.501% - 8.000%                    379                     $158,891,272

8.001% - 8.500%                     56                      $22,123,909

8.501% - 9.000%                      4                       $1,834,767


Total                              914                     $385,343,505
                                   ===                     ============


             DISTRIBUTION OF RELOCATION MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.001% - 6.500%                      3                       $1,086,144

6.501% - 7.000%                     63                      $25,098,854

7.001% - 7.500%                     54                      $21,523,288

7.501% - 8.000%                     49                      $19,193,469

8.001% - 8.250%                      4                       $1,414,914


Total                              173                      $68,316,669
                                   ===                      ===========

                     DISTRIBUTION OF REGULAR MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and Below                   209                      $95,591,984

65.001% - 75.000%                  204                      $89,698,732

75.001% - 80.000%                  458                     $184,495,251

80.001% - 85.000%                    8                       $2,662,393

85.001% - 90.000%                   35                      $12,895,145


Total                              914                     $385,343,505
                                   ===                     ============


                    DISTRIBUTION OF RELOCATION MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and Below                    33                      $12,948,723

65.001% - 75.000%                   23                       $9,461,993

75.001% - 80.000%                   99                      $39,286,800

80.001% - 85.000%                    2                         $662,851

85.001% - 90.000%                   14                       $5,392,883

90.001% - 95.000%                    2                         $563,419


Total                              173                      $68,316,669
                                   ===                      ===========

                           GEOGRAPHIC DISTRIBUTION OF
               REGULAR MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              5                       $2,133,685
Arizona                             22                       $9,484,672
Arkansas                             2                         $918,952
California                         335                     $144,218,433
Colorado                            35                      $15,393,188
Connecticut                         24                      $10,425,726
District of Columbia                 6                       $3,136,778
Florida                             18                       $6,793,868
Georgia                             32                      $13,185,886
Hawaii                               2                       $1,198,199
Illinois                            23                      $10,189,289
Indiana                              4                       $1,554,715
Iowa                                 2                         $856,201
Kansas                               4                       $2,098,353
Louisiana                            1                         $279,418
Maryland                            24                      $10,411,881
Massachusetts                       34                      $14,284,705
Michigan                             8                       $3,490,629
Minnesota                           13                       $4,564,716
Missouri                             4                       $1,848,501
Montana                              2                         $914,305
Nebraska                             1                         $290,309
Nevada                               7                       $2,931,346
New Hampshire                        4                       $1,393,614
New Jersey                          32                      $11,895,942
New Mexico                           3                       $1,262,352
New York                            66                      $27,335,737
North Carolina                      16                       $6,005,472
Ohio                                 6                       $2,643,115
Oklahoma                             1                         $475,291
Oregon                               4                       $1,412,026
Pennsylvania                        13                       $4,995,042
Rhode Island                         1                         $323,400
South Carolina                       2                         $848,413
Tennessee                            8                       $2,963,194
Texas                               53                      $22,828,882
Utah                                 7                       $3,495,107
Virginia                            60                      $25,612,108
Washington                          29                      $10,700,943
Wisconsin                            1                         $549,112


Total                              914                     $385,343,505
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
             RELOCATION MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              2                       $1,048,063
Arizona                              2                         $687,232
California                          32                      $13,770,540
Colorado                             3                       $1,244,920
Connecticut                         11                       $4,939,010
District of Columbia                 1                         $301,252
Florida                              6                       $2,286,043
Georgia                              7                       $3,205,413
Idaho                                1                         $414,800
Illinois                             5                       $1,724,873
Kentucky                             4                       $1,808,347
Maine                                1                         $298,037
Maryland                             2                         $588,587
Massachusetts                        6                       $2,243,396
Michigan                             7                       $2,594,370
Minnesota                            3                       $1,171,978
Missouri                             5                       $2,186,690
Nevada                               3                         $945,001
New Jersey                          16                       $6,048,938
New York                             8                       $3,024,432
Ohio                                 2                         $732,733
Oregon                               1                         $445,135
Pennsylvania                        13                       $4,602,246
Texas                               19                       $7,405,185
Utah                                 1                         $399,326
Virginia                             7                       $2,560,571
Washington                           5                       $1,639,551


Total                              173                      $68,316,669
                                   ===                      ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 07, 2001